Exhibit 99.1

Monthly Operating Report

CASE NAME:	Kitty Hawk, Inc.	ACCRUAL BASIS
2008
CASE NUMBER:	07-44536

JUDGE:		Russell F. Nelms

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DIVISION 6

MONTHLY OPERATING REPORT

MONTH ENDING: APRIL 30, 2008

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/James R. Kupferschmid	Senior VP and Chief Restructing Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

James R. Kupferschmid	May 20, 2008
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Jessica L. Wilson	VP and Chief Financial Officer
ORIGINAL SIGNATURE OF PREPARER	TITLE

Jessica L. Wilson	May 20, 2008
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

CASE NAME: Kitty Hawk, Inc.	ACCRUAL BASIS-1
2008
CASE NUMBER: 07-44536

COMPARATIVE  BALANCE  SHEET

		SCHEDULE	MONTH
		AMOUNT	April 2008	MONTH	MONTH
ASSETS
1.	UNRESTRICTED CASH	$0	$7,788,260
2.	RESTRICTED CASH	$2,869,929	$302,339
3.	TOTAL CASH	$2,869,929	$8,090,599	$0	$0
4.	ACCOUNTS RECEIVABLE (NET)		$(936,674)
5.	INVENTORY		$0	$0	$0
6.	NOTES RECEIVABLE		$0	$0	$0
7.	PREPAID EXPENSES		$469,917
8.	OTHER (ATTACH LIST)	$15,953	$29,610,930
9.	TOTAL CURRENT ASSETS	$2,885,882	$37,234,772	$0	$0
10.	PROPERTY, PLANT & EQUIPMENT	$1,425,325	$2,128,842
11.	LESS: ACCUMULATED DEPRECIATION / DEPLETION	$0	$810,462
12.	NET PROPERTY, PLANT & EQUIPMENT	$1,425,325	$1,318,380	$0	$0
13.	DUE FROM INSIDERS	$0	$0	$0
14.	OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)	$0	$3,486,848
15.	OTHER (ATTACH LIST)	$1,109,030	$0	$0	$0
16.	TOTAL ASSETS	$5,420,237	$42,040,000	$0	$0
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$(10,077)
18.	TAXES PAYABLE		$0	$0	$0
19.	NOTES PAYABLE		$0	$0	$0
20.	PROFESSIONAL FEES		$1,418,992
21.	SECURED DEBT		$0	$0	$0
22.	OTHER (ATTACH LIST)		$(37,491)
23.	TOTAL POSTPETITION LIABILITIES		$1,371,424	$0	$0
PREPETITION LIABILITIES
24.	SECURED DEBT	$15,602,760	$153,110
25.	PRIORITY DEBT	$56,297	$0	$0	$0
26.	UNSECURED DEBT	$1,010,347	$589,557
27.	OTHER (ATTACH LIST)		$0	$0	$0
28.	TOTAL PREPETITION LIABILITIES	$16,669,404	$742,667	$0	$0
29.	TOTAL LIABILITIES	$16,669,404	$2,114,091	$0	$0
EQUITY
30.	PREPETITION OWNERS’ EQUITY		$41,090,061
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(1,164,152)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)		$0	$0
33.	TOTAL EQUITY	$0	$39,925,909	$0	$0
34.	TOTAL LIABILITIES & OWNERS’ EQUITY	$16,669,404	$42,040,000	$0	$0

Monthly Operating Report

CASE NAME: Kitty Hawk, Inc.	ACCRUAL BASIS-2
2008
CASE NUMBER: 07-44536

INCOME STATEMENT

		MONTH			QUARTER
		April 2008	MONTH	MONTH	TOTAL
REVENUES
1.	GROSS REVENUES	$0	$0	$0	$0
2.	LESS: RETURNS & DISCOUNTS	$0	$0	$0	$0
3.	NET REVENUE	$0	$0	$0	$0
COST OF GOODS SOLD
4.	MATERIAL	$0	$0	$0	$0
5.	DIRECT LABOR	$0	$0	$0	$0
6.	DIRECT OVERHEAD	$0	$0	$0	$0
7.	TOTAL COST OF GOODS SOLD	$0	$0	$0	$0
8.	GROSS PROFIT	$0	$0	$0	$0
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION	$101,589			$101,589
10.	SELLING & MARKETING	$0	$0	$0	$0
11.	GENERAL & ADMINISTRATIVE	$182,041			$182,041
12.	RENT & LEASE	$10,025			$10,025
13.	OTHER (ATTACH LIST)	$(316,784)			$(316,784)
14.	TOTAL OPERATING EXPENSES	$(23,129)	$0	$0	$(23,129)
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$23,129	$0	$0	$23,129
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATT. LIST)	$10,543			$10,543
17.	NON-OPERATING EXPENSE (ATT. LIST)	$0			$0
18.	INTEREST EXPENSE	$67			$67
19.	DEPRECIATION / DEPLETION	$12,680			$12,680
20.	AMORTIZATION	$0			$0
21.	OTHER (ATTACH LIST)	$0	$0	$0	$0
22.	NET OTHER INCOME & EXPENSES	$2,204	$0	$0	$2,204
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES	$194,200			$194,200
24.	U.S. TRUSTEE FEES	$0	$0		$0
25.	OTHER (ATTACH LIST)	$0	$0	$0	$0
26.	TOTAL REORGANIZATION EXPENSES	$194,200	$0	$0	$194,200
27.	INCOME TAX	$0	$0	$0	$0
28.	NET PROFIT (LOSS)	$(173,275)	$0	$0	$(173,275)

Monthly Operating Report

CASE NAME: Kitty Hawk, Inc.	ACCRUAL BASIS-3
2008
CASE NUMBER: 07-44536

		MONTH			QUARTER
		April 2008	MONTH	MONTH	TOTAL
CASH RECEIPTS AND DISBURSEMENTS
1.	CASH - BEGINNING OF MONTH	$5,959,533			$5,959,533
RECEIPTS FROM OPERATIONS
2.	CASH SALES	$0	$0	$0	$0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION	$0	$0	$0	$0
4.	POSTPETITION	$0	$0	$0	$0
5.	TOTAL OPERATING RECEIPTS	$0	$0	$0	$0
NON - OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)	$0			$0
7.	SALE OF ASSETS	$0	$0	$0	$0
8.	OTHER (ATTACH LIST)	$2,474,005			$2,474,005
9.	TOTAL NON-OPERATING RECEIPTS	$2,474,005	$0	$0	$2,474,005
10.	TOTAL RECEIPTS	$2,474,005	$0	$0	$2,474,005
11.	TOTAL CASH AVAILABLE	$8,433,538	$0	$0	$8,433,538
OPERATING DISBURSEMENTS
12.	NET PAYROLL	$113,626			$113,626
13.	PAYROLL TAXES PAID	$0			$0
14.	SALES, USE & OTHER TAXES PAID	$0	$0	$0	$0
15.	SECURED / RENTAL / LEASES	$49,873			$49,873
16.	UTILITIES	$6,575			$6,575
17.	INSURANCE	$216,471			$216,471
18.	INVENTORY PURCHASES	$0	$0	$0	$0
19.	VEHICLE EXPENSES	$0	$0	$0	$0
20.	TRAVEL	$0			$0
21.	ENTERTAINMENT	$0	$0	$0	$0
22.	REPAIRS & MAINTENANCE	$1,736			$1,736
23.	SUPPLIES	$0	$0	$0	$0
24.	ADVERTISING	$0	$0	$0	$0
25.	OTHER (ATTACH LIST)	$177,765			$177,765
26.	TOTAL OPERATING DISBURSEMENTS	$566,046	$0	$0	$566,046
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES	$66,882	$0	$0	$66,882
28.	U.S. TRUSTEE FEES	$12,350	$0	$0	$12,350
29.	OTHER (ATTACH LIST)	$0	$0	$0	$0
30.	TOTAL REORGANIZATION EXPENSES	$79,232	$0	$0	$79,232
31.	TOTAL DISBURSEMENTS	$645,278	$0	$0	$645,278
32.	NET CASH FLOW	$1,828,727	$0	$0	$1,828,727
33.	CASH - END OF MONTH	$7,788,260	$0	$0	$7,788,260

Monthly Operating Report

CASE NAME: Kitty Hawk, Inc.	ACCRUAL BASIS-4
2008
CASE NUMBER: 07-44536

		SCHEDULE	MONTH
ACCOUNTS RECEIVABLE AGING		AMOUNT	April 2008	MONTH	MONTH
1.	0-30	$0	$0	$0	$0
2.	31-60	$0	$0	$0	$0
3.	61-90	$0	$0	$0	$0
4.	91+	$0	$0	$0	$0
5.	TOTAL ACCOUNTS RECEIVABLE	$0	$0	$0	$0
6.	AMOUNT CONSIDERED UNCOLLECTIBLE	$0	$936,674
7.	ACCOUNTS RECEIVABLE (NET)	$0	$(936,674)	$0	$0

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH:	April 2008

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL	$0	$0	$0	$0	$0
2.	STATE	$0	$0	$0	$0	$0
3.	LOCAL	$0	$0	$0	$0	$0
4.	OTHER (ATTACH LIST)	$0	$0	$0	$0	$0
5.	TOTAL TAXES PAYABLE	$0	$0	$0	$0	$0

6.	ACCOUNTS PAYABLE	$(18,284)	$0	$401	$7,806	$(10,077)

STATUS OF POSTPETITION TAXES	MONTH:	April 2008

		BEGINNING	AMOUNT		ENDING
		TAX	WITHHELD AND/	AMOUNT	TAX
		LIABILITY*	OR ACCRUED	PAID	LIABILITY
FEDERAL
1.	WITHHOLDING**	$0	$0	$0	$0
2.	FICA-EMPLOYEE**	$0	$0	$0	$0
3.	FICA-EMPLOYER**	$0	$0	$0	$0
4.	UNEMPLOYMENT	$0	$0	$0	$0
5.	INCOME	$0	$0	$0	$0
6.	OTHER (ATTACH LIST)	$0	$0	$0	$0
7.	TOTAL FEDERAL TAXES	$0	$0	$0	$0
STATE AND LOCAL
8.	WITHHOLDING	$0	$0	$0	$0
9.	SALES	$0	$0	$0	$0
10.	EXCISE	$0	$0	$0	$0
11.	UNEMPLOYMENT	$0	$0	$0	$0
12.	REAL PROPERTY	$0	$0	$0	$0
13.	PERSONAL PROPERTY	$0	$0	$0	$0
14.	OTHER (ATTACH LIST)	$0	$0	$0	$0
15.	TOTAL STATE & LOCAL	$0	$0	$0	$0
16.	TOTAL TAXES	$0	$0	$0	$0

*                                         The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

**                                  Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

Monthly Operating Report

CASE NAME: Kitty Hawk, Inc.	ACCRUAL BASIS-5
2008
CASE NUMBER: 07-44536

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

BANK RECONCILIATIONS	MONTH:	April 2008

		Account #1	Account #2	Account #3	TOTAL
A.	BANK:	JP Morgan Chase	JP Morgan Chase	JP Morgan Chase
B.	ACCOUNT NUMBER:	100140334	9319959434	1570695922
C.	PURPOSE (TYPE):	Master Funding	Gen’l Disbursements	Payroll
1.	BALANCE PER BANK STATEMENT	$150,000	$0	$0	$150,000
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$0	$0	$0	$0
3.	SUBTRACT: OUTSTANDING CHECKS	$0	$266,452	$31,310	$297,762
4.	OTHER RECONCILING ITEMS	$9,911	$0	$0	$9,911
5.	MONTH END BALANCE PER BOOKS	$159,911	$(266,452)	$(31,310)	$(137,851)
6.	NUMBER OF LAST CHECK WRITTEN	No checks	110225	No checks

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.	JP Morgan Chase - Overnight Sweep -	4/30/2008	money market	$7,925,911	$7,925,911
8.
9.
10.
11.	TOTAL INVESTMENTS			$7,925,911	$7,925,911

CASH

12.	CURRENCY ON HAND	$200

13.	TOTAL CASH - END OF MONTH	$7,788,260

Monthly Operating Report

CASE NAME: Kitty Hawk, Inc.	ACCRUAL BASIS-6
2008
CASE NUMBER: 07-44536

	MONTH:	April 2008

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS

		TYPE OF	AMOUNT	TOTAL PAID
NAME		PAYMENT	PAID	TO DATE
1.	James R. Kupferschmid	Salary, Expense Reports	$25,526	$170,388
2.	Jessica L. Wilson	Salary, Expense Reports	$15,321	$105,941
3.	Brad Eagelston	Salary, Expense Reports	$14,254	$102,950
4.	David Rescino	Salary, Expense Reports	$25,738	$170,909
5.	Steven Markhoff	Salary, Expense Reports	$0	$18,333
6.	Mel Keating	Executive Committee Fee, Exp Reports, BOD Retainer	$20,750	$179,402
7.	TOTAL PAYMENTS TO INSIDERS		$101,589	$747,923

PROFESSIONALS

		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
NAME		PAYMENT	APPROVED	PAID	TO DATE	& UNPAID *
1.	Andrews Kurth LLP					$1,054,435
2.	Otterbourg, Steindler, Houston & Rosen, P.C.					$200,000
3.	Munsch Hardt Kopf & Harr, P.C.					$74,761
4.	Morrison & Foerster					$69,796
5.	BMC Group	Pmt allowed per application of employment	$66,882	$66,882	$66,882	$20,000
6.	TOTAL PAYMENTS TO PROFESSIONALS		$66,882	$66,882	$66,882	$1,418,992

*  INCLUDE  ALL  FEES  INCURRED,  BOTH  APPROVED  AND  UNAPPROVED

POSTPETITION  STATUS  OF  SECURED  NOTES,  LEASES  PAYABLE  AND  ADEQUATE PROTECTION  PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1.	Laurus Master Fund, paid in full 12/07	Revolver		$0
2.	Cananwill, pd in full 5/08	$12,020	$12,020	$0
3.	Citicorp Vendor Finance, equipment returned 4/08	$6,005	$33,298	$0
4.	DFW Airport - Facility rent, prepaid 5/08 in 4/08	$37,295	$18,380	$0
5.
6.	TOTAL	$55,320	$63,698	$0

Monthly Operating Report

CASE NAME: Kitty Hawk, Inc.	ACCRUAL BASIS-7
2008
CASE NUMBER: 07-44536

MONTH:	April 2008

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?	X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?	X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

# 1 - Misc equipment sold when locations closed i/a/w de minimis asset sale motion approved by the Court

#4 - Payment made on insurance liabilities in accordance with first day orders.

#10 - due to operation shut down, DIP order did not allow payment of expenditures between 10/15 and 10/29 until DIP lender paid in full; payments on post petition liabilties have resumed and will be paid i/a/w Plan of Reorganization

INSURANCE

		YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS

TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY
D&O Insurance	AIG	6/1/07 - 5/31/08	Paid in full
Aviation & Liability	Illinois National Insurance	7/1/07 - 6/30/08	Quarterly; $281,953 (original policy)
B737 Aviation Deductible	Illinois National Insurance	7/1/07 - 6/30/08	Paid in full
Property & Business Interruption	Affiliated FM Insurance	6/1/07 - 5/31/08	Paid in full
Employee Practices	RLI Insurance	6/1/07 - 5/31/08	Paid in full
Fidiciary Liability	RLI Insurance	6/1/07 - 5/31/08	Paid in full
Workers Compensation	Insurance Co of PA	6/1/07 - 5/31/08	Paid in full
D&O InsuranceSide A	Chubb	6/1/07 - 5/31/08	Paid in full
Environmental Impairment	Hudson Insurance	6/1/05 - 5/31/08	Paid in full

Footnotes Supplement

CASE NAME: Kitty Hawk, Inc.	ACCRUAL BASIS
2008
CASE NUMBER: 07-44536

MONTH:	April 2008

Accrual Basis	Line
Form Number	Number	Footnote/Explanation
1	10

The amount listed for fixed assets includes assets under capital leases. These assets have not been removed from the records pending the claims reconciliation process with the lessor; these assets are not available to be sold on behalf of the estate

3	8	All available cash received into each subsidiary cash account is transferred to Kitty Hawk, Inc.

3	13

Beginning April 1, 2008, due to the limited number of employees (8), the payroll system was no longer used and employees were paid through Accounts Payable. The amounts paid include the employer portion of all applicable payroll taxes and the employees are responsible for remitting the payroll taxes to the appropriate taxing authority.

3	31	All disbursements (either by wire transfer or check), including payroll, are disbursed out of the Kitty Hawk, Inc. disbursement accounts

4	6	All assessments of uncollectible accounts receivable are done at Kitty Hawk, Inc. All reserves are recorded at Inc. and pushed down to Inc.’s subsidiaries as deemed necessary.

7

All insurance policies for Kitty Hawk Cargo, Inc. (Case #07-44538) and Kitty Hawk Aircargo, Inc. (Case #07-44539) are carried in the name of Kitty Hawk, Inc. Therefore, they are listed here accordingly.

6	Professional Fees	The fees noted on this schedule are initial estimates and are subject to change once final billings are prepared.

1	24

Secured Debt pre-petition includes $257,365 Laurus is holding after payment in full for the outstanding obligations on 12/7/07, pending their final receipt and reconciliation of professional fees they expended during the proceedings

1	17	Credit balance for Accounts Payable is caused by prepaying 5/08 DFW Rent in 4/08 and refunds due on health insurance policies

Case Name:	Kitty Hawk, Inc.
Case Number:	07-44536

Details of Other Items

	April 2008
ACCRUAL BASIS - 1

8. OTHER (ATTACH LIST)	29,610,930	Reported
Flex Spending deposit	17,283
A/R - 401(k) Loan	0
A/R - Accrued	(40)
A/R - Other	179,044
A/R - Travel Advance	14,868
Deposits	43,368
Professional Fees Retainer	200,000
Intercompany Receivables	29,156,407

	29,610,930	Detail
	0	Difference

14. OTHER ASSETS - NET OF AMORTIZATION
ATTACH LIST	3,486,848	Reported
Laurus Loan Organization Costs	3,486,848

	3,486,848	Detail
	0	Difference

22. OTHER (ATTACH LIST)	(37,491)	Reported
A/P Clearing	(3,953)
General Accrued AP	0
Accrued Health Savings Plan	(33,538)
AFLAC Deductions	0
Accrued 401(k)	0

	(37,491)	Detail
	0	Difference

ACCRUAL BASIS - 2

13. OTHER (ATTACH LIST)	(316,784)	Reported
G&A allocation to subsidiaries	(316,784)

	(316,784)	Detail
	0	Difference

16. NON-OPERATING INCOME (ATT. LIST)	10,543	Reported
Interest Income	10,243
Gain on Sale of assets	300

	10,543	Detail
	0	Difference

ACCRUAL BASIS - 3

8. OTHER (ATTACH LIST)	2,474,005	Reported
Transfers in from Kitty Hawk Cargo (Case 07-44538)	53,416
Transfers in from Kitty Hawk Ground (Case 07-44537)	83,216
Transfers in from Kitty Hawk Aircargo (Case 07-44539)	36,733
Transfers from Asset Sales Account (Case 07-44539)	0
Transfers to Asset Sales Account (Case 07-44539)	(17,300)
Proceeds from Fort Wayne, IN Auction	2,182,368
Misc Refunds	128,948
Interest income	6,624

	2,474,005	Detail
	0	Difference

25. OTHER (ATTACH LIST)	177,765	Reported
401(k)	0
Aircraft landing and parking	0
Bank fees	3,041
BOD Fees	32,250
Contract labor	22,817
Communications	11,900
Employee expense reports	913
Executive committee fees	2,000
Flight crew expense	0
Freight handling	53,128
Fuel	0
Payroll processing fees	4,333
Non-reorganization professional fees	1,000
Security	0
Shipping	551
Subcharter	9,497
Trucking	24,913
Misc	7,972
Software support	3,450
Transfer to Kitty Hawk Aircargo (Case 07-44539)	0

	177,765	Detail
	0	Difference